UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Offices)

(703) 436-2161

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.0001 per share)	QUBT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2023, Quantum Computing Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The shares of capital stock outstanding and entitled to vote as of September 19, 2023 (the record date for the Annual Meeting) (the “Record Date”) were as follows: 75,094,943 shares of common stock. Greater than 61.94% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Robert Liscouski, Robert Fagenson, Michael Turmelle, Bertrand Velge, Yuping Huang, and Carl Weimer as directors to each serve a one-year term on the Board of Directors of the Company (the “Board”) and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Total Votes For	Percent of Votes Cast	Votes Against	Abstention/ Withheld	Broker Non-Votes
Election of Robert Liscouski	35,016,838	99.48%		182,611	11,315,101
Election of Robert Fagenson	33,594,048	95.44%		1,605,401	11,315,101
Election of Michael Turmelle	34,902,402	99.16%		297,047	11,315,101
Election of Bertrand Velge	33,890,626	96.28%		1,308,823	11,315,101
Election of Yuping Huang	34,808,254	98.89%		391,195	11,315,101
Election of Carl Weimer	34,979,716	99.38%		219,733	11,315,101

Non-binding advisory vote to approve compensation of the company’s named executive officers	33,121,588	94.64%	1,875,843	202,018	11,315,101

Ratification of the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023	45,872,780	99.05%	435,430	206,340

On the basis of the above votes, (i) Robert Liscouski, Robert Fagenson, Michael Turmelle, Bertrand Velge, Yuping Huang, and Carl Weimer were elected as members of the Board; and (ii) the ratification of the selection of BF Borgers CPA PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was adopted.

On the basis of the above votes, stockholders also voted a sufficient number of non-binding advisory votes to approve the Company’s executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: November 8, 2023	By:	/s/ Robert Liscouski
Robert Liscouski
President, Chief Executive Officer

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